Exhibit 23.1 - Consent of Independent Auditors


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-72752) pertaining to the 1994 Stock Option Plan and the Employee Savings and Stock Ownership Plan of Micro-Integration Corp. of our report dated April 30, 1999, with respect to the consolidated financial statements of Micro-Integration Corp. included in the Annual Report (Form 10-KSB) for the year ended March 31, 1999.

                                                     /s/ Ernst & Young LLP

Baltimore, Maryland
July 13, 1999